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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                   FORM 8-K/A


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 1998
                                                           -------------

                       PIONEER-STANDARD ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


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
      Ohio                          0-5734                       34-0907152
---------------                   -----------                -------------------
(State or other                   (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)
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           4800 EAST 131ST STREET, CLEVELAND, OHIO           44108
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           (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:      (216) 587-3600
                                                     -------------------------


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to a January 15, 1998 Agreement and Plan of Merger (the "Merger Agreement") between Pioneer-Standard Electronics, Inc. (the "Company") and Dickens Data Systems, Inc. ("Dickens Data"), the Company has acquired all the outstanding capital stock of Dickens Data, a leading reseller, distributor and systems integrator of products and services for mid-range computer systems based in Roswell, Georgia. The closing of the Company's acquisition of Dickens Data occurred on March 31, 1998 and became effective April 1, 1998.

         As consideration for the acquisition of Dickens Data, the Company paid $121 million to the shareholders of Dickens Data and assumed certain debts and liabilities of Dickens Data. The purchase price and other terms of the Merger Agreement were determined through arms-length negotiations. Prior to the closing of the Company's acquisition of Dickens Data, there were no material relationships between Dickens Data and the Company or any of their affiliates, directors or officers.

         The Company funded the acquisition of Dickens Data and paid expenses related to the acquisition of Dickens Data with borrowings under an expanded revolving credit facility with its existing lenders.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. *
             ----------------------------------------------

             Dickens Data Systems, Inc. Consolidated Financial Statements
                  as of December 31, 1997, 1996, and 1995

             Report of Independent Public Accountants

             Consolidated Balance Sheets at December 31, 1997 and 1996

             Consolidated Statements of Income for the Years Ended December 31,
                  1997, 1996, and 1995

             Consolidated Statements of Shareholders' Equity for the Years Ended
                  December 31, 1997, 1996, and 1995

             Consolidated Statements of Cash Flows for the Years Ended December
                  31, 1997, 1996, and 1995

             Notes to Consolidated Financial Statements


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         (b) Pro Forma Financial Information. *
             ----------------------------------

             Pro Forma Condensed Consolidated Financial Statements (Unaudited)

             Pioneer-Standard Electronics, Inc. and Dickens Data Systems, Inc.

             Pro Forma Condensed Consolidated Balance Sheet as of December 31,
                  1997

             Pro Forma Condensed Consolidated Statements of Operations
                  for the Twelve-Month Periods as Indicated

             Pro Forma Condensed Consolidated Statements of Operations for the
                  Nine-Month Periods as Indicated

         (c) Exhibits.
             ---------

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
               Exhibit No.                                          Description
               -----------                                          -----------

                  2.1               Agreement and Plan of Merger, dated as of January 15, 1998, by and among
                                    Dickens Data Systems, Inc., the Selling Shareholders named therein,
                                    Pioneer-Standard Electronics, Inc. and Pioneer-Standard of Georgia, Inc.
                                    (Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The
                                    Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.) *

                  23.1              Consent of Arthur Andersen LLP *

                  99                News release dated April 1, 1998, from the Company.

     *    These documents were previously filed with the Company's Form 8-K dated February 27, 1998.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PIONEER-STANDARD ELECTRONICS, INC.

Date:  April 13, 1998                       By /s/ John V. Goodger
                                              ---------------------------------
                                            John V. Goodger
                                            Vice President and Treasurer


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                                                          EXHIBIT INDEX

               Exhibit No.                             Description of Document
               -----------                             ------------------------

                  2.1               Agreement and Plan of Merger, dated as of January 15, 1998, by and among
                                    Dickens Data Systems, Inc., the Selling Shareholders named therein,
                                    Pioneer-Standard Electronics, Inc. and Pioneer-Standard of Georgia, Inc.
                                    (Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The
                                    Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.) *

                  23.1              Consent of Arthur Andersen LLP *

                  99                News release dated April 1, 1998, from the Company.

     *    These documents were previously filed with the Company's Form 8-K dated February 27, 1998.

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